UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

TheStreet, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT DATED APRIL 29, 2016

May 4, 2016

This Supplement to Proxy Statement Dated April 29, 2016 (this “Supplement”), supplements the definitive Proxy Statement, dated April 29, 2016, filed on Schedule 14A (the “Proxy Statement”) by TheStreet, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) and previously made available to our stockholders in connection with our 2016 Annual Meeting.

Purpose

The purpose of this Supplement is to provide (i) information contained in Annex I to this Supplement relating to our board of directors (the “Board”), our Interim President and Chief Executive Officer and our Chief Financial Officer, each of whom may be deemed to be “participants” in the solicitation of proxies with respect to our 2016 Annual Meeting under the rules and regulations of the SEC, and (ii) background information as to the reason we are providing this information. The members of our Board are referred to in this Supplement as the “Director Participants” and our Interim President and Chief Executive Officer and Chief Financial Officer are referred to in this Supplement as the “Officer Participants”. The Director Participants and the Officer Participants are collectively referred to in this Supplement as the “Company Participants”. The information in this Supplement regarding the Company Participants is in addition to the information contained in the Proxy Statement.

Background

The Company received a letter dated March 10, 2016 from a group of stockholders purportedly nominating two individuals for election as directors at our 2016 Annual Meeting. The stockholder group is comprised of Spear Point Capital Fund LP, Spear Point Condor LP, FiveMore Special Situations Fund Ltd and FiveT Investment Management Ltd (collectively, the “Stockholders”) and Spear Point Capital Management LLC.

By letter dated April 15, 2016 from the Chair of the Nominating and Corporate Governance Committee addressed to Spear Point Capital Fund LP and Spear Point Condor LP, the Company notified them that the Stockholders’ purported director nomination notice did not comply with the “advance notice provisions” in the Company’s bylaws, which provisions specify when stockholder nominations for an annual meeting of stockholders may be validly made. Among other things, our advance notice provisions, which are in line with best practices for publicly listed companies and, we believe, are compliant with Delaware law, require that stockholders seeking to nominate directors to stand for election at the Company’s annual meetings be “stockholders of record” – that is, the shares must registered with the Company directly in the name of the nominating stockholder. Because the Stockholders were not stockholders of record on the date they purportedly gave notice of their director nominations, their notice was defective and could not be cured since the advance notice period had closed on March 13, 2016.

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The Company did not receive any written communication from the Stockholder group with respect to the deficiencies noted in its April 15, 2016 letter until after the Company had filed with the SEC its Proxy Statement for the 2016 Annual Meeting on April 29, 2016.

In a letter dated April 29, 2016 from Spear Point Capital Management LLC, the Stockholders made three assertions: first, they claim that the advance notice provisions are “extensive and burdensome”; second, they claim that the defect was subsequently cured; and third, they demand that Company should waive the defect and allow their nominations to proceed at the 2016 Annual Meeting.

On May 2, 2016, Spear Point Capital Management LLC sent another letter to the Board in which it stated that the Stockholders were stockholders of record as of the record date for the 2016 Annual Meeting and provided additional information about the Stockholders that were required by the Company’s bylaws. The letter asserted that the Stockholders had until 10 days after the April 18, 2016 record date for the Annual Meeting to provide supplemental information regarding their stock ownership and that they could not provide the information by April 28, 2016 because the record date was first disclosed in the Proxy Statement filed on April 29, 2016.

After reviewing these two letters and consulting with outside counsel, the Company’s position remains unchanged in the face of these assertions. Since the Stockholders were not stockholders of record either on the date they purportedly gave notice to the Company of their nomination or on the last date on which a nomination could be made for the 2016 Annual Meeting, as expressly required by the Company’s bylaws, the Nominating and Corporate Governance Committee properly determined that the Stockholders’ candidates could not qualify as nominees and that such defect could not be cured. The fact that the Stockholders were stockholders as of the record date for the Annual Meeting does not override the separate express bylaw requirement that they be stockholders of record on the date they purportedly gave notice of their nomination or on the last date on which a nomination could be made.

Notably, the Stockholders, as reported in their filings with the SEC, have beneficially owned shares in the Company for some time and therefore had plenty of time to comply with our advance notice provisions and failed to do so. Indeed, only on the day after the advance notice period expired did the Stockholders make a request to the Company’s transfer agent to have their shares registered in their name.

Moreover, the Board continues to believe that its nominees, Larry Kramer and Keith Hall, both of whom are standing for re-election, remain the best candidates for the Board seats as the Company continues a strategic transformation process aimed at delivering long-term growth to all of its stockholders. Prior to nominating Messrs. Kramer and Hall and notwithstanding the defect in the notice from the Stockholders, the Board carefully considered the two additional board candidates proposed by the Stockholders. The Board ultimately determined that these candidates did not possess the combination of attributes sought by the Nomination and Governance Committee, as informed by the Board’s policy governing director qualifications and nominations, in evaluating a potential director candidate’s ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company.

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Despite our view that the Stockholders may not lawfully nominate any candidates to our Board at our 2016 Annual Meeting, it is apparent based on both letters we received from Spear Point Capital Management LLC after we filed our Proxy Statement with the SEC that the Stockholders may seek to attempt to solicit proxies in furtherance of their desire to elect to our Board their candidates. Accordingly, the individuals comprising the Company Participants may be deemed “participants” in the solicitation of proxies in opposition to such effort.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company has filed a definitive proxy statement with the SEC with respect to the 2016 Annual Meeting. COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

The Company, the Board, our Interim President and Chief Executive Officer and our Chief Financial Offer may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the matters to be considered at the 2016 Annual Meeting. Information about the Company’s directors, Interim President and Chief Executive Officer and Chief Financial Officer is available in the Company’s definitive proxy statement, filed with the SEC on April 29, 2016, for its 2016 Annual Meeting. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of other potential participants, if any, and their direct or indirect interests, by security holdings or otherwise, will be updated in other materials to be filed with the SEC in connection with the Company’s 2016 Annual Meeting. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov.

Except as described herein, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement, the information in the Proxy Statement continues to apply, and this Supplement should be read in conjunction with the Proxy Statement. To the extent the information in this Appendix I differs from, updates or conflicts with the information contained in the Proxy Statement, the supplemental information in this Supplement is more current. If you need another copy of the Proxy Statement or if you have any questions, please contact Morrow & Co., our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll free at (800) 662-5200.

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APPENDIX I

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board of Directors, our Interim President and Chief Executive Officer and our Chief Financial Officer may be “participants” with respect to the Company’s solicitation of proxies in connection with the 2016 Annual Meeting. The following sets forth certain information about these persons.

1. Directors

The following table sets forth the names and business addresses of the Director Participants, as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the Director Participants is carried on. The principal occupations or employment of the Director Participants are set forth under the heading “Proposal 1 Election of Directors” in the Proxy Statement.

Name	Business Name and Address
James J. Cramer	TheStreet, Inc., 14 Wall Street, 15th Floor, New York, NY 10005

Bowers Espy	9315 South Highway A1A Melbourne Beach, FL 32951

Sarah Fay	Glasswing Ventures 5 Gorham Avenue Brookline, MA 02445

Keith Hall	J.C. Hall & Associates 17204 Connor Quay Court Cornelius, NC 28031

Larry S. Kramer	TheStreet, Inc., 14 Wall Street, 15th Floor, New York, NY 10005

Stephen Zacharias	Transact Capital Partners 7400 Beaufont Springs Dr., Suite 105 Richmond, VA 23225

2. Certain Officers

The following table sets forth the name and principal occupation of the Officer Participants. The principal occupation refers to such person’s position with the Company, and the principal business address of each such person is TheStreet, Inc., 14 Wall Street, 15th Floor, New York, NY 10005.

Name	Principal Occupation
Larry S. Kramer	Interim President and Chief Executive Officer
Eric Lundberg	Chief Financial Officer

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3. Information Regarding Ownership of the Company’s Securities by Company Participants

Except as described in this Appendix I or in the Proxy Statement, none of the persons listed above under “Directors” or “Certain Officers” owns any Company securities of record that they do not own beneficially. The number of Company securities beneficially owned by directors and Mr. Larry Kramer as of April 18, 2016 is set forth under the heading “Security Ownership of Certain Beneficial Owners and Management” in the Proxy Statement. The number of Company securities beneficially owned by Eric Lundberg as of April 18, 2016 is set forth below.

Name	Company Securities Owned
Eric Lundberg (1)	9,778

(1) Includes shares which Mr. Lundberg had a right to acquire beneficial ownership of within 60 days from April 18, 2016, through the exercise of stock options or through the conversion of RSUs.

4. Information Regarding Transactions in the Company's Securities by Company Participants

The following table sets forth purchases and sales of the Company’s securities during the past two years by the Company Participants. None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Number of Shares Acquired or Disposed of	Transaction Description
James J. Cramer	12/31/2014	340,807	RSU vested (175,754 shares withheld to cover taxes)
	12/31/2014	33,010	Open market sale
	1/2/2015	33,010	Open market sale
	1/5/2015	33,010	Open market sale
	1/6/2015	33,010	Open market sale
	1/7/2015	33,013	Open market sale
	11/6/2015	42,117	Open market purchase
	11/9/2015	57,883	Open market purchase
	12/31/2015	340,807	RSU vested (90,807 shares withheld to cover taxes)
	3/11/2016	5,400	Open market purchase

Name	Date	Number of Shares Acquired or Disposed of	Transaction Description
Bowers Espy	1/22/2016	4,714	Option grant
	1/22/2016	41,283	RSU award

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Name	Date	Number of Shares Acquired or Disposed of	Transaction Description
Sarah Fay	11/7/2014	11,750	Open market purchase
	1/2/2015	15,000	Option grant
	1/2/2015	26,087	RSU award
	1/2/2015	26,906	RSU vested
	11/12/2015	15,400	Open market purchase
	1/2/2016	26,087	RSU granted on 1/2/2015 vested
	1/4/2016	10,000	Option grant
	1/4/2016	40,817	RSU award
	3/2/2016	12,260	Open market purchase

Name	Date	Number of Shares Acquired or Disposed of	Transaction Description
Keith Hall	5/22/2014	765	Option exercise
	1/2/2015	5,000	Option grant
	1/2/2015	26,087	RSU award
	1/2/2015	26,906	RSU vested
	1/2/2016	26,087	RSU granted on 1/2/2015 vested
	1/4/2016	5,000	Option grant
	1/4/2016	40,817	RSU award
	3/2/2016	4,290	Option grant

Name	Date	Number of Shares Acquired or Disposed of	Transaction Description
Larry S. Kramer *	10/3/2015	2,466	Option grant
	10/3/2015	8,652	RSU award
	11/6/2015	7,550	Open market purchase
	11/9/2015	10,300	Open market purchase
	11/10/2015	10,600	Open market purchase
	11/11/2015	13,100	Open market purchase
	11/12/2015	10,230	Open market purchase
	11/13/2015	7,941	Open market purchase
	11/16/2015	14,295	Open market purchase
	11/17/2015	16,500	Open market purchase
	11/18/2015	6,300	Open market purchase
	11/19/2015	3,184	Open market purchase
	1/2/2016	8,652	RSU vested
	1/4/2016	10,000	Option grant
	1/4/2016	68,028	RSU award
	3/11/2016	58,600	Open market purchase
	3/14/2016	5,600	Open market purchase
	3/15/2016	21,555	Open market purchase
	3/17/2016	27,380	Open market purchase
	3/18/2016	33,052	Open market purchase
	3/21/2016	12,100	Open market purchase
	3/22/2016	20,620	Open market purchase
	3/23/2016	21,393	Open market purchase
	4/1/2016	500,000	Option grant

*	Open market purchases were made by the Lawrence Kramer and Myla Lerner Revocable Trust.

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Name	Date	Number of Shares Acquired or Disposed of	Transaction Description
Stephen Zacharias	6/11/2015	2,795	Option grant
	6/11/2015	17,376	RSU award
	11/6/2015	19,000	Open market purchase
	11/9/2015	16,000	Open market purchase
	12/9/2015	315	Option grant
	1/2/2016	17,376	RSU vested
	1/4/2016	10,000	Option grant
	1/4/2016	40,817	RSU award
	3/11/2016	20,000	Open market purchase
	3/14/2016	20,000	Open market purchase

Name	Date	Number of Shares Acquired or Disposed of	Transaction Description
Eric Lundberg	1/19/2016	650,000	Option grant
	3/11/2016	3,678	Open market purchase
	3/14/2016	800	Open market purchase
	3/21/2016	5,300	Open market purchase

5. Miscellaneous Information Concerning Company Participants

Except as described in this Appendix I or in the Proxy Statement, neither any Company Participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since January 1, 2015 or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix I or in the Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Appendix I or in the Proxy Statement, no Company Participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

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Except as described in this Appendix I or in the Proxy Statement, there are no contracts, arrangements or understandings by any Company Participant or Participant Affiliate since January 1, 2015 with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix I or in the Proxy Statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2016 Annual Meeting.

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